Exhibit 99.1

Jasper Therapeutics, Inc. Announces Reverse Stock Split

REDWOOD CITY, Calif., Jan. 2, 2024 -- Jasper Therapeutics, Inc. (Nasdaq: JSPR) (Jasper), a biotechnology company focused on development of briquilimab, a novel antibody therapy targeting c-Kit (CD117) in mast cell-driven diseases such as chronic spontaneous urticaria (CSU) and chronic inducible urticaria (CIndU), as well as lower to intermediate risk myelodysplastic syndromes (LR-MDS) and novel stem cell transplant conditioning regimens, today announced that it will effect a 1-for-10 reverse stock split of its issued and outstanding voting common stock that will become effective at 12:01 a.m. Eastern Time on Thursday, January 4, 2024. Jasper’s voting common stock will commence trading on a reverse stock split-adjusted basis at the opening of the market on Thursday, January 4, 2024.

Following the reverse stock split, Jasper’s voting common stock will continue to trade on the Nasdaq Capital Market under the symbol “JSPR” with a new CUSIP number of 471871202. The CUSIP number for Jasper’s publicly traded warrants will not change.

At the effective time of the reverse stock split, every ten (10) shares of Jasper’s issued and outstanding voting common stock will be automatically converted into one (1) issued and outstanding share of voting common stock without any change in the par value of $0.0001 per share. This will reduce the number of issued and outstanding shares of common stock from approximately 111.6 million to approximately 11.2 million. The reverse stock split will not change the authorized number of shares of Jasper’s voting common stock. No fractional shares will be issued in connection with the reverse stock split, and stockholders that would otherwise be entitled to a fractional share will instead receive a cash payment in lieu thereof equal to such fraction multiplied by the closing sales price of Jasper’s voting common stock as reported on the Nasdaq Capital Market on January 3, 2024.

The reverse stock split will apply to the shares of voting common stock issuable upon the exercise of Jasper’s outstanding warrants and stock options, with proportionate adjustments to be made to the exercise prices thereof. With respect to Jasper’s publicly traded warrants trading under the symbol “JSPRW,” every 10 warrants outstanding immediately prior to the reverse stock split will be exercisable for one share of voting common stock at an exercise price of $115.00 per share, which is 10 times $11.50, the exercise price prior to the reverse stock split. Furthermore, the number of shares of voting common stock available for issuance under Jasper’s equity incentive plans will be proportionately adjusted for the reverse stock split ratio, such that fewer shares will be subject to such plans.

At Jasper’s special meeting of stockholders held on December 15, 2023, Jasper’s stockholders approved the reverse stock split and gave Jasper’s board of directors discretionary authority to select a ratio for the reverse stock split ranging from 1-for-3 shares to 1-for-10 shares. Jasper’s board of directors approved the reverse stock split at a ratio of 1-for-10 on December 22, 2023. The reverse stock split is intended for Jasper to regain compliance with the minimum bid price requirement of $1.00 per share of common stock for continued listing on the Nasdaq Capital Market.

Jasper’s transfer agent, Continental Stock Transfer & Trust Company, will provide information to stockholders regarding their stock ownership following the reverse split and cash in lieu of fractional share payments, if applicable. Stockholders holding their shares in book-entry form or through a bank, broker or other nominee do not need to take any action in connection with the reverse stock split. Their accounts will be automatically adjusted to reflect the number of shares owned. Beneficial holders are encouraged to contact their bank, broker or other nominee with any procedural questions.

About Jasper

Jasper is a clinical-stage biotechnology company developing briquilimab, a monoclonal antibody targeting c-Kit (CD117) as a therapeutic for chronic mast and stem cell diseases such as chronic urticaria and lower to intermediate risk myelodysplastic syndromes (MDS) and as a conditioning agent for stem cell transplants for rare diseases such as sickle cell disease (SCD), Fanconi anemia (FA) and severe combined immunodeficiency (SCID). To date, briquilimab has a demonstrated efficacy and safety profile in more than 145 dosed participants and healthy volunteers, with clinical outcomes as a conditioning agent in SCID, AML, MDS, FA, and SCD. Jasper is evaluating briquilimab as a treatment in patients with chronic spontaneous urticaria, and is planning to begin clinical development in chronic inducible urticaria. Briquilimab is also currently in clinical studies as a treatment for patients with lower to intermediate risk MDS and as a conditioning agent for cell and gene therapies for rare diseases. For more information, please visit us at www.jaspertherapeutics.com.

Forward-looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the future effective date and intended effects of the reverse stock split and Jasper’s ability to regain compliance with the Nasdaq Capital Market continued listing requirements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Jasper and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Many actual events and circumstances are beyond the control of Jasper. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the risk that the potential product candidates that Jasper develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that Jasper will be unable to successfully market or gain market acceptance of its product candidates; the risk that prior study results may not be replicated; the risk that Jasper’s product candidates may not be beneficial to patients or successfully commercialized; patients’ willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Jasper’s business; the risk that third parties on which Jasper depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Jasper’s business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics; the risk that Jasper will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; and other risks and uncertainties indicated from time to time in Jasper’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q. If any of these risks materialize or Jasper’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While Jasper may elect to update these forward-looking statements at some point in the future, Jasper specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Jasper’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

John Mullaly (investors)

LifeSci Advisors

617-429-3548

jmullaly@lifesciadvisors.com

Alex Gray (investors)

Jasper Therapeutics

650-549-1454

agray@jaspertherapeutics.com

Lauren Barbiero (media)

Real Chemistry

646-564-2156

lbarbiero@realchemistry.com